UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

X .	Preliminary Information Statement

.	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

.	Definitive Information Statement

American Smooth Wave Ventures, Inc.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.

.	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

COMMON STOCK

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

.	Fee paid previously with preliminary materials.

.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

American Smooth Wave Ventures, Inc.

73726 Alessandro Dr. Suite 103, Palm Desert, CA 92260

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being mailed on or about _________, 2010 to the stockholders of record on Nov. 22, 2010 (the “Record Date”) of American Smooth Wave Ventures, Inc., an Iowa corporation (the “Company”) in connection with action taken by the written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors

Dated: ___________, 2010	/s/ Neville Pearson
Neville Pearson
Chairman, President, Chief Executive Officer and Chief Financial Officer

NOTICE OF ACTION PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

IN LIEU OF A MEETING OF THE STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Company’s Articles of Incorporation are being amended to reflect a increase in the number of common shares from Seventy Five Million (75,000,000) to Seven Hundred Fifty Million (750,000,000).  The Amendment was adopted pursuant to written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

INTRODUCTION

Stockholders holding shares comprising over ninety percent (90%) of the total voting power of the Company provided their written consents to the Amendment.

Stockholders of the Company executed written consents in accordance with Iowa Statutes Section 490.704.

This Information Statement will serve as written notice to stockholders as contemplated pursuant to the Company’s Bylaws.

PURPOSE OF STOCKHOLDER ACTION

The purpose of the change in the number and type of authorized shares of Stock is to provide additional shares to be available for financing, compensation and for possible use in the acquisition of assets or securities of other companies.

OUTSTANDING SHARES AND VOTING RIGHTS

AS OF THE RECORD DATE

As of the Record Date, the Company’s authorized capitalization consisted of seventy five million (75,000,000) shares of Common Stock, of which eight million five hundred thirty two thousand five hundred (8,532,500)  shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

No less than seven million six hundred seventy nine thousand two hundred and fifty one (7,679,251) votes, representing a majority of the voting power of the outstanding capital stock of the Company, were required to approve the Amendment.

Stockholders holding seven million seven hundred fifty thousand (7,750,000) shares of Common Stock gave their written consents in favor of the Amendment.  No other stockholder consents will be solicited in connection with this Information Statement.

STOCKHOLDERS PROVIDING WRITTEN CONSENTS

Set forth below is a table of the stockholders who have given their consent and the number of shares of  stock beneficially owned by such stockholders as of November 23, 2010:

Name	Number of Shares Beneficially Owned	Percent of Outstanding Shares Owned
Dempsey Mork	500,000	5.9%
IPO Capital	770,000	9.0%
Orion Investments	100,000	1.2%
MCC Profit Sharing Plan	6,080,000	71.3%
Irwin Kirz	200,000	2.4%
Robert Filiatreaux	100,000	1.2%

Total	7,750,000	90.83%

EFFECTS OF THE AMENDMENT

The purpose of the change in the number and type of authorized shares of Stock is to provide additional shares to be available for financing, compensation and for possible use in the acquisition of assets or securities of other companies.

DESCRIPTION OF CAPITAL STOCK

The Company’s authorized capitalization (after the Amendment) consists of Seven Hundred Fifty Million (750,000,000)shares of Common Stock, par value $0.001.  The capital stock of this corporation is nonassessable and not subject to assessment to pay the debts of the Company.

Common Stock

Common Stock may be issued by the Board with or without the consent of stockholders.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the shares of the Company’s Common Stock owned as of November 23, 2010 by all persons known to the Company who own more than 5% of the outstanding number of such shares, by all directors of the Company, and by all officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Position	Shares Beneficially Owned	Percentage of Outstanding Beneficially Owned

MCC Profit Sharing Plan	6,080,000	71.3%
Dempsey Mork	500,000	5.9%
IPO Capital	770,000	9.0%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “EXCHANGE ACT”), requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended Dec. 31, 2009,  none of the filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with.

FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

The Company hereby incorporates by reference the financial statements, management's discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure and quantitative and qualitative disclosures about market risk, as contained in the Company’s Form 10K, filed April 6, 2010.

ADDITIONAL INFORMATION

The Company has furnished one information statement to stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will furnish additional copies upon request by a stockholder to: American Smooth Wave Ventures, Inc. 73726 Allessandro Dr. Suite 103, Palm Desert, CA 92260.

By Order of the Board of Directors

Dated: ___________, 2010	/s/ Neville Pearson
Neville Pearson
Chairman, President, Chief Executive Officer and Chief Financial Officer

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